UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 23, 2007
CT COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

NORTH CAROLINA	0-19179	56-1837282
(State or other	(Commission	(IRS Employer
Jurisdiction of incorporation)	File Number)	Identification No.)

1000 PROGRESS PLACE NE
P.O. BOX 227
CONCORD, NORTH CAROLINA	28026-0227
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 722-2500
Not Applicable
(Former name, former address and former fiscal year, if applicable)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events
     On August 23, 2007, CT Communications, Inc. (the “Company”) issued a press release announcing that its shareholders voted to approve the previously announced merger agreement providing for the acquisition of the Company by Windstream Corporation.
     A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits
     (d) Exhibits. The following exhibits are being filed herewith:
          99.1 Press Release dated August 23, 2007

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CT Communications, Inc.

Date: August 23, 2007	By:	/s/ Ronald A. Marino

Ronald A. Marino Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 23, 2007